UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2012

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52041	16-1634847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 837-8810

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On February 17, 2012, Golfsmith International Holdings, Inc. (the “Company”) announced that Sue E. Gove, 53, has been appointed President of the Company, in addition to maintaining her role as Chief Operating Officer and Chief Financial Officer. Since joining the Company in September 2008 as Chief Operating Officer, Ms. Gove has been instrumental in improving the Company’s operations in the areas of store productivity, supply chain management, distribution, finance, and information technology. She will continue to report directly to Martin Hanaka, the Company’s Chief Executive Officer.

Ms. Gove joined the Company as Executive Vice President and Chief Operating Officer in September 2008 after acting as an independent consultant since April 2006, serving clients in specialty retail and private equity. She was additionally named Chief Financial Officer in March 2009. She was Executive Vice President and Chief Operating Officer of Zale Corporation from 2002 to March 2006, and a director of Zale Corporation from 2004 to 2006. In addition, Ms. Gove has been a member of the Board of Directors of Autozone, Inc. since 2005, and serves on its audit committee and is Chairman of its nominating and governance committee. There are no arrangements or understandings between Ms. Gove and any other person pursuant to which she was appointed as President, and Ms. Gove does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Ms. Gove has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Gove’s salary was increased to $ 570,000 in connection with the appointment. There will be no other changes to Ms. Gove’s compensation arrangements.

Item 7.01 Regulation FD Disclosure

On February 17, 2012, the Company issued a press release announcing the changes to the Company’s leadership structure disclosed under Item 5.02 above. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. References to the Company’s website in the release do not incorporate by reference the information on such website into this report, and the Company disclaims any such incorporation by reference. The information in this Item 7.01 is being “furnished” in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference in this Item 7.01.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

February 17, 2012	By:	/s/ Sue E. Gove
Name: Sue E. Gove
Title: President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.01	Press Release dated February 17, 2012 of Golfsmith International Holdings Inc.